UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

Everspin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37900	26-2640654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1347 N. Alma School Road

Suite 220

Chandler, Arizona 85224

(Address of principal executive offices, including zip code)

(480) 347-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 Performance Bonus Program

On January 17, 2017, the Compensation Committee of the Board of Directors of Everspin Technologies, Inc., certified the achievement of Everspin’s corporate and individual performance goals under its 2016 performance bonus program. The 2016 annual performance bonuses for each of the executive officersset forth below were based upon the achievement of corporate performance goals (70%) and individual performance goals (30%), which the Compensation Committee determined was appropriate in order to reinforce the importance of integrated and collaborative leadership. The corporate performance goals related to business and corporate development objectives, collaboration objectives and financial management objectives. The individual performance goals consisted of a subjective assessment of each executive officer’s individual contributions to Everspin. The following table sets forth the 2016 performance bonuses which will be paid in 2017:

Name	2016 Performance Bonus Award
Phillip LoPresti	$135,000
President and Chief Executive Officer
Terry Hulett	$44,334
Vice President, Storage Solutions
Scott Sewell	$72,794
Vice President, Sales

2017 Performance Bonus Plan and Salary Increases

On January 17, 2017, the Compensation Committee, approved annual salaries and target performance bonus percentages for Everspin’s 2017 performance bonus program for Everspin’s executive officers set forth below. The 2017 annual performance bonuses for each executive officer, other than Phillip LoPresti and Scott Sewell, will be based upon the achievement of corporate performance goals (50%) and individual performance goals (50%). Mr. LoPresti’s and Mr. Sewell’s annual performance bonus will be based upon the achievement of corporate performance goals (80%) and individual performance goals (20%). The corporate performance goals will relate to business and corporate development objectives, collaboration objectives and financial management objectives. The individual performance goals will consist of a subjective assessment of each executive officer’s individual contributions to Everspin. The following table sets forth the base salary and target bonuses for 2017:

Name	2017 Base Salary	Total 2017 Target Performance Bonus as a Percentage of Base Salary	Total 2017 Target Performance Bonus Amount
Phillip LoPresti	$327,000	50%	$163,500
President and Chief Executive Officer
Terry Hulett	$229,500	25%	$57,375
Vice President, Storage Solutions
Scott Sewell	$218,000	48%	$104,640
Vice President, Sales
Jeff Winzeler	$260,000	35%	$91,000
Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everspin Technologies, Inc.

Dated: January 23, 2017

	By:	/s/ Phillip LoPresti
Phillip LoPresti
President and Chief Executive Officer